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NATIONWIDE LIFE INSURANCE COMPANY                   [THE BEST OF AMERICA(R) CHOICE VENUE ANNUITYSM II]
P.O. BOX 182008  COLUMBUS, OH 43218-2008      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT FIXED & VARIABLE DEFERRED ANNUITY
1-800-848-6331                                         MINIMUM INITIAL PURCHASE PAYMENT OF $10,000
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CONTRACT TYPE                  Must specify by checking a box.

[ ] NON-QUALIFIED   [ ] SIMPLE IRA*    [ ] 401(k)*                       [ ] CRT (Charitable Remainder Trust)
[ ] IRA             [ ] SEP IRA*       [ ] 401(a)* (Investment Only)
[ ] Roth IRA        [ ] ORP 403(b)*    [ ] 403(b) TSA (Non-ERISA only)*


*These contract types require the completion of additional forms.

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PURCHASE PAYMENT

AMOUNT: $________ $10,000 initial minimum A copy of this application properly signed by the registered representative will constitute receipt of the dollar amount specified. If this application is declined by Nationwide Life Insurance Company, there will be no liability on the part of Nationwide, and any payments submitted with this application will be refunded.

PAYMENT SUBMITTED VIA: [ ] Check  [ ] Wire  [ ] 1035(a) Exchange  [ ] Transfer/Rollover     APPLY FOR TAX YEAR: __________

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PARTIES TO THE CONTRACT
CONTRACT OWNER

Last Name:________________________________________________     First Name:______________________________________     MI:___________

Address:  _________________________________________________________________________________________________________________________

Date of Birth: _____________________          Sex [ ]  M [ ]  F     Soc. Sec. No. or Tax ID: _____________________________

Employer/Trust: ____________________________________________

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[ ] JOINT OWNER* or [ ] CONTINGENT OWNER (Must specify by checking a box). Joint/Contingent Owners only available under a
Non-Qualified Contract.

Last Name:________________________________________________     First Name:______________________________________     MI:___________

Address:  _________________________________________________________________________________________________________________________

Date of Birth: _____________________          Sex [ ]  M [ ]  F     Soc. Sec. No. or Tax ID: _____________________________

*Joint Owners limited to spouses except in HI, OR and VT.

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ANNUITANT (Age 85 or younger.)

Last Name:________________________________________________     First Name:______________________________________     MI:___________

Address:  _________________________________________________________________________________________________________________________

Date of Birth: _____________________          Sex [ ]  M [ ]  F     Soc. Sec. No. or Tax ID: _____________________________

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CO-ANNUITANT (Available only with Spousal Protection Option.  Spouse only/age 85 or younger, not available with CRTs),  or
CONTINGENT ANNUITANT  (Age 85 or younger).

Last Name:________________________________________________     First Name:______________________________________     MI:___________

Address:  _________________________________________________________________________________________________________________________

Date of Birth: _____________________          Sex [ ]  M [ ]  F     Soc. Sec. No. or Tax ID: _____________________________

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BENEFICIARIES (Whole Percentage Only: Allocation to all Primary must equal 100%; Allocation to all Contingents must also equal
100%.)

                                                                                Relationship
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.     Date of Birth
  [ ]               ___________________________________________   _________%    _____________  ____________________  ______________
  [ ]         [ ]   ___________________________________________   _________%    _____________  ____________________  ______________
  [ ]         [ ]   ___________________________________________   _________%    _____________  ____________________  ______________


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DEATH BENEFIT OPTIONS ONLY ONE OPTION MAY BE ELECTED (Enhanced Death Benefit options increase the Variable Account charge on your
Contract).


[ ] Standard Death Benefit  [ ] One-Month Enhanced Death Benefit*  [ ] Combination Enhanced Death Benefit** (Greater of One-Year/5%)
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*Annuitant/Co-Annuitant age 85 or younger. **Annuitant/Co-Annuitant age 80 or younger, NOT AVAILABLE IN WA.
If no box is checked, the death benefit will be the Standard Death Benefit.

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SPOUSAL PROTECTION Spouses Only. Annuitant/Co-Annuitant age 85 or younger.

[ ] I elect this option (Election of this option increases the Variable Account charge on your Contract).

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BENEFICIARY PROTECTOR II Annuitant/Co-Annuitant age 75 or younger. NOT AVAILABLE IN ND OR WA.
[ ] I elect this option (Election of this option increases the Variable Account charge on your Contract).

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CAPITAL PRESERVATION PLUS (Election of this option increases the charges on your Contract). NOT AVAILABLE IN MD AND WA.

[ ] I elect the Capital Preservation Plus Option (ELECTION OF THIS OPTION REQUIRES THE COMPLETION OF THE CAPITAL PRESERVATION PLUS
SUPPLEMENTAL APPLICATION).

FOR ALL OF THE ABOVE OPTIONS, PLEASE CONSULT THE PROSPECTUS, CONTRACT AND/OR APPLICABLE OPTION FOR DETAILS, INCLUDING ADDITIONAL
CHARGES.

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REMARKS
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PURCHASE PAYMENT ALLOCATION (Whole Percentages Only: Must Equal 100%).


THE UNDERLYING INVESTMENT OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY
LIFE INSURANCE COMPANIES OR, IN SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT PLANS. THEY ARE NOT
OFFERED TO THE GENERAL PUBLIC DIRECTLY. IF YOU ELECTED CAPITAL PRESERVATION PLUS, YOUR ALLOCATION MUST BE COMPLETED ON THE
SUPPLEMENTAL APPLICATION.

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AIM VARIABLE INSURANCE FUNDS, INC.
   _______%   AIM V.I. Basic Value Fund: Series II
   _______%   AIM V.I. Capital Appreciation Fund: Series II
   _______%   AIM V.I. Capital Development Fund: Series II

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
   _______%   AllianceBernstein Growth & Income Portfolio: Class B
   _______%   AllianceBernstein Small Cap Value Portfolio: Class B

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   _______%   VP Income & Growth Fund: Class II
   _______%   VP International Fund: Class II
   _______%   VP Ultra Fund: Class II
   _______%   VP Value Fund: Class II

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
   _______%   VP Inflation Protection Fund: Class II

DREYFUS
   _______%   Dreyfus Stock Index Fund, Inc.: Service Shares

DREYFUS INVESTMENT PORTFOLIOS
   _______%   Small Cap Stock Index Portfolio: Service Shares

DREYFUS VARIABLE INVESTMENT FUND
   _______%   Appreciation Portfolio: Service Shares
   _______%   Developing Leaders Portfolio: Service Shares

FEDERATED INSURANCE SERIES
   _______%   Federated American Leaders Fund II: Service Shares
   _______%   Federated Capital Appreciation Fund II: Service Shares
   _______%   Federated Quality Bond Fund II: Service Shares

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   _______%   VIP Equity-Income Portfolio: Service Class 2
   _______%   VIP Growth Portfolio: Service Class 2
   _______%   VIP Overseas Portfolio: Service Class 2

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   _______%   VIP II Contrafund(R)Portfolio: Service Class 2
   _______%   VIP II Investment Grade Bond Portfolio: Service Class 2

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
   _______%   VIP III Mid Cap Portfolio: Service Class 2
   _______%   VIP III Value Strategies Portfolio: Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   _______%   Franklin Rising Dividends Securities Fund: Class 2
   _______%   Franklin Small Cap Value Securities Fund: Class 2
   _______%   Templeton Foreign Securities Fund: Class 2

GARTMORE VARIABLE INSURANCE TRUST (GVIT)
   _______%   Comstock GVIT Value Fund: Class II
   _______%   Dreyfus GVIT International Value Fund: Class II
   _______%   Dreyfus GVIT Mid Cap Index Fund: Class I
   _______%   Federated GVIT High Income Bond Fund: Class I
   _______%   GVIT Emerging Markets Fund: Class II
   _______%   GVIT Global Financial Services Fund: Class II
   _______%   GVIT Global Health Sciences Fund: Class II
   _______%   GVIT Global Technology and Communications Fund: Class II
   _______%   GVIT Global Utilities Fund: Class II
   _______%   GVIT Government Bond Fund: Class I
   _______%   GVIT Mid Cap Growth Fund: Class II
   _______%   GVIT Money Market Fund: Class I
   _______%   GVIT Nationwide(R)Fund: Class II
   _______%   GVIT Small Cap Growth Fund: Class II
   _______%   GVIT Small Cap Value Fund: Class II
   _______%   GVIT Small Company Fund: Class II
   _______%   GVIT U.S. Growth Leaders Fund: Class II
   _______%   Van Kampen GVIT Multi Sector Bond Fund: Class I

GARTMORE GVIT INVESTOR DESTINATIONS
   _______%   Gartmore GVIT Investor Dest. Conservative Fund
   _______%   Gartmore GVIT Investor Dest. Moderately Conservative Fund
   _______%   Gartmore GVIT Investor Dest. Moderate Fund
   _______%   Gartmore GVIT Investor Dest. Moderately Aggressive Fund
   _______%   Gartmore GVIT Investor Dest. Aggressive Fund

JANUS ASPEN SERIES
   _______%   Balanced Portfolio: Service Shares
   _______%   Capital Appreciation Portfolio: Service Shares
   _______%   International Growth Portfolio: Service Shares
   _______%   Risk-Managed Large Cap Core Portfolio: Service Shares

MFS(R) VARIABLE INSURANCE TRUST
   _______%   MFS Investors Growth Stock Series: Service Class
   _______%   MFS Value Series: Service Class

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   _______%   AMT Fasciano Portfolio: Class S
   _______%   AMT Limited Maturity Bond Portfolio: Class I
   _______%   AMT Mid Cap Growth Portfolio: Class S
   _______%   AMT Socially Responsible Trust Portfolio: Class S

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   _______%   Capital Appreciation Fund/VA: Service Class
   _______%   Global Securities Fund/VA: Service Class
   _______%   High Income Fund/VA: Service Class
   _______%   Main Street(R) Fund/VA: Service Class
   _______%   Main Street(R) Small Cap Fund/VA: Service Class

PUTNAM VARIABLE TRUST
   _______%   Growth & Income Fund: Class  IB
   _______%   International Equity Fund: Class  IB
   _______%   Voyager Fund: Class  IB

VAN KAMPEN
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   _______%   Core Plus Fixed Income Portfolio: Class II
   _______%   Emerging Markets Debt Portfolio: Class II
   _______%   U.S. Real Estate Portfolio: Class II

SG ASSET MANAGEMENT SERIES FUNDS, INC.
   _______%   Principal Protection Fund II***

***Each series of this fund is a limited time offering so initial or subsequent Purchase Payments allocated to this fund will be placed in the current available series. If no series is available, then amounts will be allocated to a money market Sub-Account.

NATIONWIDE LIFE INS. CO.
   _______%   Fixed Account

MVA/GUAR. TERM OPTION (GTO)
(NOT AVAILABLE IN MD OR WA.)
   _______%   1 Year
   _______%   3 Year             $1,000 minimum
   _______%   5 Year                for each
   _______%   7 Year             MVA/GTO option.
   _______%  10 Year



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NOTICE TO AZ RESIDENTS ONLY: Upon written request, the Company agrees to provide, within a reasonable time, reasonable factual information regarding the benefits and provisions of the annuity Contract to the Contract Owner. To be sure that the Contract Owner is satisfied with this Contract, the Contract Owner has the right to examine the Contract. Within ten days of the day the Contract is received by the Contract Owner, it may be returned to the Home Office of the Company or the agent through whom it was purchased. When the Contract is received at the Home Office, the Company will void the Contract as though it had never been in force and the Contract Value will be refunded in full. The Company reserves the right to allocate any Purchase Payments received during the Right to Examine period to a money market fund. When the Right to Examine period has expired, the Contract Value will be allocated to the underlying fund options specified by the Contract Owner.

NOTICE TO FL, MN, ND, SC, SD, TX, AND VT RESIDENTS ONLY: Annuity payments, death benefits, surrender values, and other Contract values provided by this Contract, when based on the investment experience of a separate account, or when subject to a Market Value Adjustment are variable, may increase or decrease in accordance with the fluctuations in the net investment factor or application of a Market Value Adjustment, as applicable, and are not guaranteed as to fixed-dollar amount, unless otherwise specified. A Market Value Adjustment may be assessed on any Guaranteed Term Options that have not matured just prior to Annuitization and would be in addition to the scheduled surrender penalty charge.

Additionally, any benefits, values or payments based on performance of the underlying investment options may vary and are NOT guaranteed by Nationwide Life Insurance Company, any other insurance company, by the U.S. Government, or any State Government. They are NOT federally insured by the FDIC, the Federal Reserve Board or any agency Federal or State.

NOTICE TO AR, CO, KY, LA, ME, NM, OH AND TN RESIDENTS ONLY: Any person who, knowingly and with intent to injure, defraud or deceive any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties, fines, imprisonment, or a denial of insurance benefits.

NOTICE TO DC RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NOTICE TO MN RESIDENTS ONLY: This Contract is not protected by the Minnesota Life and Health Insurance Guaranty Association or the Minnesota Insurance Guaranty Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of the Insurer will be available to pay your claim.

NOTICE TO FL RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any Company files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NOTICE TO WA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

NOTICE TO OK RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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CONTRACT OWNER SIGNATURES
[ ] Yes [ ] No  Do you have existing life insurance or annuity contracts?
[ ] Yes [ ] No  Will the applied for Contract replace any existing life insurance or annuity contracts?
[ ] Yes         Please send me a copy of the Statement of Additional Information to the Prospectus.

CONTRACT OWNER'S E-MAIL ADDRESS ____________________________________________________

STATE IN WHICH APPLICATION WAS SIGNED_______________________________________________   DATE_____________________________________
                                                        State

THE CONTRACT PAYMENTS OR VALUES UNDER THE VARIABLE ANNUITY PROVISIONS OF THE CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

I UNDERSTAND THE PURPOSE AND INTENT OF THIS CONTRACT IS TO OFFER BENEFITS TO SINGLE INDIVIDUALS AND THEIR BENEFICIARIES. I HEREBY ACKNOWLEDGE THAT THIS CONTRACT WILL NOT BE USED WITH OTHER CONTRACTS ISSUED BY NATIONWIDE TO COVER A SINGLE LIFE WITH MORE THAN $1 MILLION IN PREMIUM WITHOUT PERMISSION FROM NATIONWIDE, AND THAT I DO NOT REPRESENT A CORPORATE ENTITY OR INSTITUTIONAL INVESTOR. I DO NOT INTEND TO ASSIGN ANY BENEFITS UNDER THIS CONTRACT TO A CORPORATE ENTITY OR INSTITUTIONAL INVESTOR.

To the best of my knowledge and belief, I hereby represent my answers to the above questions to be accurate and complete. I acknowledge that I have received and understand the current prospectus for this variable annuity Contract. I ALSO UNDERSTAND THAT THE GUARANTEED TERM OPTIONS OF THE MULTIPLE MATURITY ACCOUNT THAT HAVE NOT MATURED (REACHED THE MATURITY DATE) MAY BE SUBJECT TO AN AUTOMATIC MARKET VALUE ADJUSTMENT JUST PRIOR TO ANNUITIZATION. (GTOS ARE NOT AVAILABLE IN MD AND WA.)

CONTRACT OWNER______________________________________________      JOINT OWNER___________________________________________________
                                    Signature                                                           Signature

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REGISTERED REPRESENTATIVE INFORMATION
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[ ] Yes [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

REGISTERED REPRESENTATIVE_________________________________________________________________________________________________________
                                                                                         Signature

Florida License Identification #: (Florida Agents only)___________________________________________________________________________
NAME   ___________________________________________________________________________________________________________________________
                                        (Please Print)

REGISTERED REPRESENTATIVE SS#_____________________________________________________________________________________________________

FIRM NAME       ________________________________________________________________   PHONE (___________)____________________________

ADDRESS         ___________________________________________________________________________________________________________________

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